UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2017

_______________________________________________________________

TEXAS JACK OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	333-193599	46-2316220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

J1. Sunter Kemayoran No. 268 Jakarta Utara

14350 Indonesia

(Address of principal executive offices) (Zip Code)

+60376285965
(Registrant’s telephone number, including area code)

_______________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 30, 2017, Seng Kok Wan resigned from his positions as the Director, Chief Executive Officer, Chief Financial Officer, President and Secretary of Texas Jack Oil & Gas Corporation, a Nevada corporation (the “Company”). His resignation was not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective April 30, 2017, Lai Kah Yin was appointed to serve as the sole Director, Chief Executive Officer, Chief Financial Officer, President and Secretary of the Company until her successor(s) shall be duly elected or appointed, unless she resigns, is removed from office or is otherwise disqualified from serving as a director of the Company. Ms. Lai will serve on our Board of Directors in accordance with the terms and conditions of our standard Director Retainer Agreement, a form of which is attached hereto and incorporated herein as Exhibit 10.1.

Lai Kah Yin, age 45, was appointed as our Director, Chief Executive Officer, Chief Financial Officer, President and Secretary on April 30, 2017. Ms. Lai has served as the founder and senior partner of Crystal Mania, a retailer of premium jewelry, crystals and stone products. From 2012 to 2015, Ms. Lai was the founder and senior partner of Otaku House, a retailer of educational toys. Ms. Lai graduated from Institut Delta in 1992 with a distinction with a diploma in Management Accounting. Ms. Lai brings to the Board of Directors her business and operations experience.

Ms. Lai will not receive compensation in connection with her service on our Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1	Form of Director Retainer Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS JACK OIL & GAS CORPORATION
Dated: June 6, 2017

	By:	/s/ Lai Kah Yin
Lai Kah Yin
Chief Financial Officer